SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2000

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


TEXAS                        0-8493                       74-1051605
(State or other             (Commission File Number)     (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5.  Other Events.

On May 18, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company will complete driveline upgrade at Fort Bragg ahead of schedule.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated May 18, 2000, titled "Stewart & Stevenson to Complete Driveline Upgrade at Fort Bragg Ahead of Schedule".

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STEWART & STEVENSON SERVICES, INC.



Date:  May 18, 2000                 By:  /s/ JOHN H. DOSTER
                                         Name:  John H. Doster
                                         Title: Senior Vice President
                                                and Chief Financial
                                                Officer